Exhibit 99.1

Press Release

Contact Information:

Ascend Acquisition Corporation	Investor Relations:
Don K. Rice, Chairman and CEO	Crocker Coulson, President
Phone: 610-519-1336	CCG Investor Relations
Don@ascendgrowth.com	Phone: 646-213-1915
Crocker.coulson@ccgir.com

FOR IMMEDIATE RELEASE

Ascend Acquisition Corporation to Acquire

e.PAK Resources (S) Pte. Ltd.

Wayne, PA and Austin, TX – July 31, 2007 - Ascend Acquisition Corp. (“Ascend”) (OTC BB: ASAQ, ASAQU, ASAQW), a specified purpose acquisition company, today announced that it has signed a definitive agreement to acquire e.PAK Resources (S) Pte. Ltd. (“ePAK”), a privately held, full-service supplier of semiconductor transfer and handling products.

Under the terms of the agreement, at the closing of the acquisition, Ascend will reincorporate as a Bermuda public company and acquire 100% of the outstanding capital stock of ePAK. In the acquisition, ePAK’s shareholders and certain other persons will receive approximately 8.6 million shares of the common stock of the post-transaction public company, representing approximately 50% of the outstanding common stock immediately after the acquisition, subject to adjustment as provided in the agreement. ePAK’s shareholders also will be eligible to receive additional shares post-closing based on various criteria.

Following the closing of the transaction, the post-transaction public company will be renamed ePAK International Ltd. It is expected that ePAK International’s common stock and warrants will trade on the NASDAQ Global Market.

ePAK Overview

ePAK was established in 1999 by a team of semiconductor industry veterans. ePAK’s product areas include IC transport, wafer, and electronic systems handling. The company’s products are sold globally to a blue chip customer list of semiconductor companies, equipment suppliers, and assembly and test vendors. The company’s low-cost, large-scale manufacturing operations in Shenzhen, PRC are centrally located to the semiconductor industry. ePAK is based in Austin, TX and maintains nine sales offices worldwide.

For the fiscal year ended December 31, 2006, ePAK generated revenue of approximately $36.2 million, net income of $2.5 million and EBITDA of $5.6 million. Since 2002, ePAK has achieved compound annual growth rates (“CAGR”) in revenues and EBITDA of 30% and 106%, respectively. Net income grew at a 135% CAGR from 2003 through 2006.

Following the closing of the transaction, Steve Dezso, ePAK’s current CEO, also will become the CEO of ePak International. Don K. Rice, Ascend’s current Chairman of the Board and CEO, will serve as Chairman of the Board of ePak International. The other members of ePAK’s senior management team will continue in their existing roles with ePAK and will assume similar offices with ePak International.

Mr. Dezso commented, “We built ePAK from the ground up, creating a customer focused business model dedicated to quality, service and consistent delivery. In an industry where our customers’ ability to realize their time critical revenues in a reliable manner is crucial, our ability to provide dependable, innovative solutions and on-time delivery have been the main drivers behind our financial performance. The proposed business combination with Ascend will provide ePAK with the financial resources we need to accelerate our capacity expansion, continue to introduce new mission critical products such as those for protecting and handling high purity 300 mm silicon, and to pursue other opportunities for growth.”

Mr. Rice said, “Ascend was targeting a business combination in the manufacturing, distribution or service industry with a highly experienced management team with a proven record of financial performance, and strong prospects for growth. With ePAK, we have also found an industry leader with a strong balance sheet at an attractive price. We believe ePAK is the ideal choice and are confident that ePAK’s management team will utilize the additional capital to accelerate growth and deliver exceptional financial performance in the future.”

The Transaction

Pursuant to the agreement, ePAK’s common stockholders and holders of ePAK’s parent company’s stock options and other rights (collectively, the “ePAK’s stockholders”) will receive shares and options exercisable into shares aggregating approximately 8.6 million shares of ePak International, the post-transaction public company.

ePAK’s stockholders will also be entitled to receive, on an all or none basis, an additional 88,525 shares, for each of the next three fiscal years beginning with the fiscal year ending December 31, 2008, if the combined company achieves the following EBITDA targets:

FY Ending December 31,	EBITDA Target
2008	$14,727,000
2009	$24,268,000
2010	$37,935,000

As additional consideration, ePAK’s stockholders will be entitled to receive up to 442,625 shares if the last reported sales price on any twenty trading days during any consecutive thirty day trading period within six months of the closing of the transaction meets or exceeds the following values:

Share Price Trigger	Number of Market Price Shares
$6.00	88,525
$6.50	88,525
$7.00	88,525
$7.50	88,525
$8.00	88,525

In addition, ePAK stockholders will be entitled to 442,625 shares upon the redemption of ePAK International’s publicly traded warrants and its corresponding receipt of funds.

In connection with the closing of the transactions, expected in the fourth quarter of 2007 or first quarter of 2008, Ascend will be amalgamated with its wholly owned Bermuda subsidiary, Ascend Company Limited, with the company continuing after the amalgamation being renamed ePAK International Ltd. and existing as public company domiciled in Bermuda. Common stock and warrants of ePAK International will be issued in exchange for all of the outstanding common stock and warrants of Ascend, on a one-for-one basis. Accordingly, following the closing, all of the stockholders and warrant holders of Ascend and the shareholders of ePAK will be the security holders of ePAK International.

ePAK is currently owned by members of ePAK’s senior management and institutional investors including venture capital and private equity firms led by Walden International. Commenting on the acquisition, Mr. Lip-Bu Tan, Chairman of Walden International, said, “We are excited about the proposed acquisition and the contribution it will make to ePAK’s next phase of growth. This reinforces our belief that ePAK’s management team will continue to deliver strong results in the future.”

Ascend has received an opinion from Capitalink, a division of Ladenburg Thalmann, that the consideration being given by Ascend in the acquisition is fair, from a financial point of view, to Ascend’s stockholders and that the fair market value of ePAK is at least equal to 80% of the net assets of Ascend. The transaction is subject to Ascend receiving stockholder approval of the transaction and customary and other closing conditions set forth in the agreement.

About Ascend Acquisition Corporation

Ascend Acquisition Corp. was formed on December 5, 2005 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Ascend’s registration statement for its initial public offering was declared effective on May 11, 2006 and the offering closed on May 22, 2006, generating net proceeds of approximately $38.5 million from the sale of 6.9 million units, including the full exercise of the underwriters’ over-allotment option and the sale of 166,667 units to the Ascend’s Chairman and CEO, Don K. Rice. Each unit was comprised of one share of Ascend common stock and two warrants, each with an exercise price of $5.00. As of March 31, 2007, Ascend held approximately $39.7 million in a trust account maintained by an independent trustee, which will be released to Ascend upon the consummation of the business combination.

Additional Information

The parties intend to file with the SEC a registration statement and proxy statement under Form S-4 and F-4 in connection with the proposed acquisition of ePAK and reincorporation of Ascend in Bermuda. STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE TRANSACTIONS AND THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF ASCEND’S STOCKHOLDERS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The final prospectus and definitive proxy statement will be mailed to Ascend’s stockholder as of a record date to be established for voting on the acquisition and redomestication. These documents also will be available without charge online at the Securities and Exchange Commission’s Internet site (http://www.sec.gov) and by mail through requests to Ascend Acquisition Corp., 435 Devon Park Drive, Bldg. 400 Wayne, PA 19087, Attention: T. Anderson.

Stockholders and other interested persons can also read Ascend’s final prospectus, dated May 11, 2006, for a description of the security holdings of Ascend’s directors and officers and of EarlyBirdCapital, Inc., the underwriters of Ascend’s initial public offering, and their respective interests in the successful consummation of the proposed transactions.

FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Ascend, ePAK and their combined business after completion of the proposed business combination. These forward-looking statements are based on current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, Ascend’s ability to effect a business combination, ePAK’s ability to grow future revenues and earnings, changes in demand for ePAK’s products, market acceptance of the ePAK’s products, changes in the laws of the People’s Republic of China that affect ePAK’s operations, and other factors that may be detailed from time to time in Ascend’s filings with the United States Securities and Exchange Commission and other regulatory authorities. Additionally, ePAK and its subsidiaries have historically maintained their books and records in order to prepare their financial statements in accordance with the published rules and regulations of the Singapore Financial Reporting Standard (“Singapore GAAP”). The selected financial data included herein is not intended to present the financial statements required in order for ePAK to comply with SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in Ascend’s prospectus and proxy statement to be filed in connection with the transactions described herein. Furthermore, this press release includes certain financial information (EBITDA), which is not presented in accordance with GAAP. Accordingly, such information may be materially different when presented in Ascend’s prospectus and proxy statement to solicit stockholder approval of the acquisition. Ascend believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of ePAK to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. ePAK’s EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization. Neither Ascend nor ePAK assumes any obligation to update the information contained in this press release.

Contact Information:

Ascend Acquisition Corporation

Don K. Rice, Chairman and CEO

Phone: 610-519-1336

don@ascendgrowth.com

www.ascendgrowth.com

ePAK International Inc.

Steve Dezso, CEO

Phone: 512-231-8083

steve.dezso@epak.com

www.epak.com

Investor Relations:

Crocker Coulson, President

CCG Investor Relations

Phone: 646-213-1915

crocker.coulson@ccgir.com

www.ccgir.com

- FINANCIAL TABLES FOLLOW -

e.PAK RESOURCES (S) PTE LTD AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts expressed in United States dollars, in thousands; Singapore GAAP)	Unaudited		Audited
	March 31, 2007	March 31, 2006	December 31, 2006	December 31, 2005	December 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$1,296	$1,299	$2,624	$1,979	$856
Trade accounts receivable, net	7,329	6,293	6,859	5,967	4,345
Inventories	9,665	6,584	8,014	5,504	4,326
Fixed deposit	385	368	381	364	354
Other receivables, deposits and prepayments	1,056	1,011	923	751	617

Total current assets	19,731	15,555	18,801	14,565	10,498

Property, plant and equipment, net	14,876	11,499	14,557	11,209	10,342

Total assets	$34,607	$27,054	$33,358	$25,774	$20,840

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$515	$309	$501	$796	$139
Short-term borrowings	5,127	3,212	4,980	2,443	1,992
Due to holding company	4,828	4,927	4,903	4,928	—
Accounts payable	4,758	4,495	5,184	4,435	4,307
Other payables and accrued liabilities	5,209	4,283	5,079	2,780	3,469
Income taxes payable	96	—	19	—	—

Total current liabilities	20,533	17,226	20,666	15,382	9,907

Long-term debt, less current maturities	1,473	202	1,061	274	271
Other long-term liabilities	—	—	—	1,059	670
Deferred tax liabilities	117	—	116	—	—
Payable to shareholders	—	—	—	—	2,183

Commitments and contingent liabilities

Shareholders’ equity:
Common stock	14,318	14,318	14,318	1,827	235
Convertible preference shares	—	—	—	—	76
Additional paid-in capital	—	—	—	12,491	14,007
Retained deficit	(1,794)	(4,704)	(2,784)	(5,277)	(6,522)
Accumulated other comprehensive (loss) income	(40)	12	(19)	18	13

Total shareholders’ equity	12,484	9,626	11,515	9,059	7,809

Total liabilities and shareholders’ equity	$34,607	$27,054	$33,358	$25,774	$20,840

Consolidated balance sheets and statements of operations were prepared by e.PAK as a private company, in accordance with Singapore generally accepted accounting principals and may not conform to SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in our proxy statement to solicit stockholder approval of the acquisition.

e.PAK RESOURCES (S) PTE LTD AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Unaudited		Audited
(Amounts expressed in United States dollars, in thousands; Singapore GAAP)	Quarter ended March 31, 2007	Quarter ended March 31, 2006	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004

Net Sales	$10,216	$7,795	$36,207	$26,867	$21,979
Cost of sales	6,363	4,869	22,727	17,435	14,102

Gross profit	3,853	2,926	13,480	9,432	7,877
Selling, general and administrative expenses	2,586	2,233	10,253	7,889	6,968

Operating profit	1,267	693	3,227	1,543	909
Interest income (expense), net	(191)	(120)	(594)	(312)	(379)
Other income (expense), net	8	9	18	39	51

Income before income taxes	1,084	582	2,651	1,270	581
Income tax expense – current	94	9	41	26	—
Income tax expense – deferred	—	—	116	—	—

Net income	$990	$573	$2,494	$1,244	$581

Consolidated balance sheets and statements of operations were prepared by e.PAK as a private company, in accordance with Singapore generally accepted accounting principals and may not conform to SEC Regulation S-X. Accordingly, such historical information may be adjusted and presented differently in our proxy statement to solicit stockholder approval of the acquisition.

e.PAK RESOURCES (S) PTE. LTD. AND SUBSIDIARIES

Reconciliation of Net Income to EBITDA (unaudited)

(Amounts expressed in United States dollars, in thousands; Singapore GAAP)

	Three Months Ended March 31,		Fiscal Year Ended December 31,
	2007	2006	2006	2005	2004
Net income	$990	$573	$2,494	$1,244	$581
Income taxes	94	9	157	26	—
Interest expense	191	120	594	312	379
Depreciation and amortization	653	528	2,307	1,959	1,666

EBITDA	$1,928	$1,230	$5,552	$3,541	$2,626

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